EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                               CET SERVICES, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

      I certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of CET Services, Inc. for the period ending June 30, 2004:

      (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of CET Services, Inc.

 /s/ Dale W. Bleck
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Dale W. Bleck
Chief Financial Officer
Aug 12, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to CET Services, Inc. and will be retained by CET Services, Inc. and furnished to the Securities and Exchange Commission upon request.